Exhibit 10.31.2

SMBC DERIVATIVE PRODUCTS LIMITED

Sumitomo Mitsui Banking Corporation Group
CONFIRMATION

Date:	December 6, 2006

To:	ASHFORD PHILLY LP
ASHFORD ANCHORAGE LP
ASHFORD MINNEAPOLIS AIRPORT LP
ASHFORD MV SAN DIEGO LP
ASHFORD WALNUT CREEK LP
ASHFORD TRUMBULL LP
ASHFORD IOWA CITY LP
(individually and collectively known as “Party B“)
c/o Ashford Hospitality Trust
14185 Dallas Parkway, Suite 1100
Dallas, TX 75254
Telephone: 972-778-9207
Telefax: 972-490-9605

Cc:	Sergio Oliveira
Chatham Financial Corporation
1805 Shea Center Drive #160
Highlands Ranch, CO 80129
T: 720-221-3517
F: 720-221-3519

From:	SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products Limited
Derivative Products Group
277 Park Avenue, Fifth Floor
New York, New York 10172

cc:	Documentation Contact: Evan Sandler
Telephone: 212-224-5144
Telefax: 212-224-4959
Email Address: confirms@smbc-cm.com

Re:	USD 212,000,000.00 Rate Protection Transaction, dated as of December 6, 2006 between SMBC Derivative Products Limited (“Party A“) and Party B.
Our Reference Number: DPA609477
The purpose of this letter agreement is to set forth the terms and conditions of the Rate Protection Transaction entered into between SMBC Derivative Products Limited and Party B on the Trade Date specified below (the “Rate Protection Transaction“). This letter agreement constitutes a “Confirmation“ as referred to in the ISDA Master Agreement specified below. This document supersedes all previous confirmations and amendments with respect to the above referenced transaction.
The definitions and provisions contained in the 1992 ISDA Master Agreement subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of Countrywide Commercial Real Estate Finance Inc. or the current lender, as the case may be.

277 Park Avenue New York, NY 10172	PHONE: 212-224-5144 FAX: 212-224-4959	Email: esandler@smbc-cm.com

Page 2	DPA609477
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

     1. ISDA AGREEMENT:
This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) ( the “ISDA Form“ ), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a “Confirmation“) confirming transactions (each a “Transaction“) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
     2. NOTICE TO COUNTERPARTY:
SMBC Derivative Products Limited is solely responsible for its contractual obligations and commitments; none of Sumitomo Mitsui Banking Corporation, SMBC Capital Markets, Inc., SMBC Limited nor any other affiliate of SMBC Derivative Products Limited shall be responsible for the contractual obligations or commitments of SMBC Derivative Products Limited.
SMBC Derivative Products Limited is not a bank and is separate from any affiliated bank, and the obligations of SMBC Derivative Products Limited are not deposits, are not insured by the United States of America or any agency thereof, are not guaranteed by an affiliated bank, and are not otherwise an obligation of an affiliated bank.
SMBC Derivative Products Limited is regulated by Financial Services Authority. The time of execution of the transaction is available on request.
     3. TERMS OF RATE PROTECTION TRANSACTION:
The terms of the particular Rate Protection Transaction to which this Confirmation relates are as follows:

Type of Rate Protection Transaction:	Rate Cap Transaction

Notional Amount:	USD 212,000,000.00

Trade Date:	December 6, 2006

Effective Date:	December 6, 2006

Termination Date:	December 11, 2009 subject to adjustment in accordance with the Preceding Business Day Convention
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

Page 3	DPA609477
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

FLOATING AMOUNTS:	( PARTY A )

Floating Rate Payer:	SMBC Derivative Products Limited

Initial Floating Rate Calculation Period:	The initial Floating Rate Calculation Period will be from and including the Effective Date up to but excluding December 11, 2006, subject to adjustment in accordance with the Preceding Business Day

Floating Rate Calculation Periods:	The Floating Rate Calculation Periods will be the initial Floating Rate Calculation Period and thereafter, from and including the eleventh (11th) day of each month to but excluding the eleventh (11th) day of the following month and continuing up to but excluding the Termination Date, subject to adjustment in accordance with the Preceding Business Day

Floating Rate Payer Payment Dates:	Three (3) Business Days prior to the eleventh (11th) calendar day of each month beginning with December 6, 2006, continuing up to and including December 8, 2009, subject to adjustment in accordance with the Preceding Business Day Convention, however, the eleventh (11th) day of each month will first be adjusted in accordance with the Preceding Business Day Convention

Floating Rate for initial Calculation Period:	5.35000% (percent) per annum

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The fifteenth (15th) calendar day of each month

Compounding:	Inapplicable

Cap Rate:	6.25000% (percent) per annum

FIXED AMOUNTS:	( PARTY B )

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Date:	December 8, 2006
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

Page 4	DPA609477
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

Fixed Amount:	USD 231,000.00

Business Days for Payments by both parties:	California

Calculation Agent:	SMBC Derivative Products Limited

Governing Law:	New York

Collateral Assignment:	SMBC Derivative Products Limited consents to a collateral assignment of this Confirmation and the Agreement and agrees to execute separate consents as may be reasonably requested by the parties to such agreements

Assignment:	SMBC Derivative Products Limited will not unreasonably withhold or delay its consent to an assignment of this agreement to any other third party.
4. CREDIT SUPPORT DOCUMENTS:                             Inapplicable
5. PAYMENT INSTRUCTIONS:
Payments to SMBC Derivative Products Limited of USD amounts:

Depository:	JPMorgan Chase Bank, N.A. New York Branch
ABA Routing No.:	021000021
In Favor Of:	SMBC Derivative Products Limited
Account No.:	400035413
Please contact Larry Weissblum of our Operations Group if you have any questions concerning SMBC Derivative Products Limited’s payment instructions referenced above (Telephone: 212-224-5061; Telefax: 212-224-5122).
Payments to Party B of USD amounts:

Depository:	JPMorgan Chase Bank, Dallas
ABA No:	111000614
In Favor Of:	Party B
Account No:	711413062
Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):
     (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction: it being understood that information and explanations relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

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SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.
     (iii) Status of Parties. The other party is not acting as a fiduciary for or an advisor to it in respect of this Transaction.
Please confirm that the foregoing correctly sets forth the terms of the agreement between you and us by executing this Confirmation and returning it to the documentation contact above.
Yours Sincerely,
SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products Limited

By:	/S/ LARRY WEISSBLUM

Name:	Larry Weissblum
Title:	Senior Vice President

By:	/S/ DANNY BOODRAM

Name:	Danny Boodram
Title:	Assistant Vice President

Confirmed as of the date first written above:

ASHFORD PHILLY LP

By:	Ashford Philly GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary

ASHFORD ANCHORAGE LP

By:	Ashford Anchorage GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary
{signature continues on the following page}
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

Page 6	DPA609477
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

ASHFORD MINNEAPOLIS AIRPORT LP

By:	Ashford Minneapolis Airport GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary

ASHFORD MV SAN DIEGO LP

By:	Ashford MV San Diego GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary

ASHFORD WALNUT CREEK LP

By:	Ashford Walnut Creek GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary

ASHFORD TRUMBULL LP

By:	Ashford Trumbull GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary
{signature continues on the following page}
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

Page 7	DPA609477
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.

ASHFORD IOWA CITY LP

By:	Ashford Iowa City GP LLC, a Delaware limited liability company, its general partner

By:	/S/ DAVID A. BROOKS

Name:	David A. Brooks
Title:	Vice President and Secretary
SMBC Derivative Products Limited and Party B have agreed not to amend, modify, assign, or terminate the Rate Protection Transaction without the prior written consent of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. or the current lender, as the case may be.